Summary Prospectus January 1, 2022
American Century® Quality Convertible Securities ETF

Ticker: QCON	Cboe BZX Exchange, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2022 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2021. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks total return.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.32%

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$33	$103	$180	$406

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from February 16, 2021, the fund’s inception, to the fiscal year ended August 31, 2021, the fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s net assets, plus any borrowings for investment purposes, in convertible securities. Convertible securities have characteristics similar to both bonds and common stocks and typically consist of debt securities and preferred stocks that may be converted into or exchanged for a prescribed amount of common stock or other equity security, of the same or a different issuer, within a particular time period, at a specified price.
The portfolio managers select securities using a quantitative and fundamental investment process. They first screen the investment universe for liquidity and then select individual securities utilizing a quantitative and fundamental investment process informed by fundamental and technical measures such as sales or earnings growth, profitability, leverage, balance sheet strength, price momentum relative to peers, and valuation and yield relative to other convertible securities. Portfolio holdings are weighted to achieve the optimal balance between risk and return by considering each portfolio security’s fundamental scores, benchmark weight, and equity sensitivity.
The fund is nondiversified. The fund may invest in high-yield securities (also referred to as “junk bonds”). The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. To determine whether to buy or sell a security, the portfolio managers consider, among other things, various fund requirements and standards, along with economic conditions, alternative investments, interest rates and various credit metrics.

Principal Risks
•Convertible Securities Risk - The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price and more like a debt security when the underlying stock price is low relative to the conversion price.
•Credit Risk - The inability or perceived inability of a security’s issuer to make interest and principal payments may cause the value of the security to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•High-Yield Risk - Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic down turn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. Investment in high-yield securities is inherently speculative.
•Interest Rate Risk - Investments in debt securities are also sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund is more susceptible to interest rate changes than funds that have shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Investment Process Risk - Securities selected by the portfolio managers may perform differently than expected due to the portfolio managers’ judgments regarding the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the investment process (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the investment process will result in effective investment decisions for the fund.
•Nondiversification Risk - The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.
•Sector Risk - The fund may invest a significant portion of its assets in the technology sector and, therefore, the performance of the fund could be negatively impacted by events affecting this sector. New market entrants, short product cycles, aggressive pricing, and problems with bringing products to market can affect security prices in the technology sector.
•Cash Transactions Risk - The fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees and taxes could be higher than if the fund sold and redeemed shares in-kind.

•Liquidity Risk - During periods of market turbulence or unusually low trading activity, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund. The market for lower-quality debt securities is generally less liquid than the market for higher-quality securities. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Market Trading Risk - The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•Market Risk - The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk - A pandemic, caused by the infectious respiratory illness COVID-19, is leading to travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, and defaults among other economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•Authorized Participant Concentration Risk - Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•High Portfolio Turnover Risk - High portfolio turnover (higher than 100% annually), may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities.
•Large Shareholder Risk - Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX Exchange, Inc. and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk - At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancenturyetfs.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Rene P. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020.
Hitesh Patel, CFA, Vice President and Portfolio Manager, has managed the fund since 2020.

Purchase and Sale of Fund Shares
The fund is an ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.

Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2022 American Century Proprietary Holdings, Inc. All rights reserved.
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